UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

            2960 N Meridian St, Ste 300, Indianapolis, IN 46208

John Swhear

Unified Fund Services, Inc.

2960 N. Meridian St., Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	04/30

Date of reporting period:	04/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Toreador Large Cap Fund

Annual Report

April 30, 2008

Fund Adviser:

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

Toll Free (800) 343-5902

Management Discussion & Analysis

Dear Shareholders:

For the fiscal year ended April 30, 2008, our Fund returned -8.89% compared to a -4.62% return for our benchmark, the Russell 1000 Index.

Since we launched the Toreador Large Cap Fund on June 2, 2006, we have managed it with a simple set of guiding principles:

1.	Buy companies trading below our estimate of their intrinsic value
2.	Avoid investing in management teams that follow value destroying strategies
3.	Invest across major economic sectors in similar proportion to the Russell 1000 Index
4.	Target low portfolio turnover to minimize the negative effects of taxes on long-term returns.

While short and intermediate term market volatility trends will often make achieving our goals difficult, we look to long-term results to drive our thinking and actions. Over the past year the market continued to exhibit significant volatility. While last year’s volatility tended to be driven by events in emerging markets, this year the problems stemmed from the ongoing sub-prime and liquidity crises. These events particularly hit many of our financial holdings such as American International Group, Inc. (AIG), Citigroup, Inc. (C), First Marblehead Corp. (FMD) and Lehman Brothers Holdings, Inc. (LEH).

In addition to our poor performance in the financial sector, we also missed the run in a few mega-capitalization companies that significantly influenced the returns to the major stock indexes. Over the past year Apple, Inc. increased over 70%, Google, Inc. increased over 20%, and Exxon Mobil Corp. increased over 20%. Because of valuation concerns, these are not stocks we owned, and at current prices we are not likely to add them to our portfolio. Offsetting some of these negative factors, the Fund performed well across the consumer, technology, health, and basic material sectors.

Our portfolio continues to hold weights across economic sectors similar to those of the Russell 1000 Index. In addition, while we have a rigorous valuation discipline, our holdings reflect our belief that “value” is not simply defined by a price to earnings (P/E) ratio or price to book (P/B) ratio, but rather by comparing the future cash flows a business will generate against the present cash paid to own that business. Compared to the median stock in the Russell 1000, Toreador holdings have a similar P/B ratio, with P/E ratios that are approximately 10% lower and 5 year rates of growth in earnings that are approximately 10% higher.

Thank you for your investment in our Fund, and we promise to work hard to continue earning your trust.

Past performance is no guarantee of future results. The views expressed are those of the investment adviser as of April 30, 2008, and are not intended as a forecast or investment recommendations. The index mentioned is not available for direct investment, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. To request a prospectus please call 1-800-343-5902. Performance data current to the most recent month end may be obtained by calling 1-800-343-5902.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** Since inception returns are reported as average annual rates

*** The Russell 1000 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Fund operations) and held through April 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

2Companies included in the S&P 500 Index, the Russell 1000 Index or with market capitalization greater than $5 billion.

The Fund will invest primarily in stocks of large capitalization companies, which the Fund’s adviser, Toreador Research & Trading LLC, defines as any company included in the S&P 500 Index, or included in the Russell 1000 Index, or with a market capitalization greater than $5 billion.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2007) and held for the entire period (through April 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Toreador Large Cap Fund	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During the Period* November 1, 2007 - April 30, 2008
Actual	$1,000.00	$894.49	$7.10
Hypothetical**	$1,000.00	$1,017.36	$7.57

*Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Toreador Large Cap Fund
Schedule of Investments
April 30, 2008

Common Stocks - 98.59%	Shares	Value

Aircraft Engines & Engine Parts - 1.52%
United Technologies Corp.	3,758	$ 272,342

Beverages - 1.66%
Constellation Brands, Inc. - Class A (a)	16,240	298,166

Biological Products (No Diagnostic Substances) - 1.31%
Amgen, Inc. (a)	5,630	235,728

Canned Fruits, Vegetables, Preserves, Jams & Jellies - 1.29%
Del Monte Foods Co.	25,675	231,588

Cogeneration Services & Small Power Producers - 1.17%
The AES Corp. (a)	12,127	210,525

Computer & Office Equipment - 1.82%
International Business Machines Corp.	2,703	326,252

Computer Communications Equipment - 1.85%
Cisco Systems, Inc. (a)	12,906	330,910

Computer Storage Devices - 1.20%
Seagate Technology	11,396	215,043

Crude Petroleum & Natural Gas - 5.85%
Apache Corp.	2,802	377,373
Chesapeake Energy Corp.	6,502	336,153
Devon Energy Corp.	2,951	334,643
		1,048,169

Drilling Oil & Gas Wells - 1.92%
Nabors Industries, Ltd. (a)	9,148	343,416

Electric Services - 1.39%
FirstEnergy Corp.	3,297	249,385

Electronic Computers - 1.28%
Dell, Inc. (a)	12,319	229,503

Fire, Marine & Casualty Insurance - 6.41%
American International Group, Inc.	5,807	268,283
Chubb Corp.	5,389	285,455
HCC Insurance Holdings, Inc.	12,288	303,268
Philadelphia Consolidated Holding Corp. (a)	7,916	291,942
		1,148,948

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2008

Common Stocks - 98.59% - continued	Shares	Value

Hospital & Medical Service Plans - 1.37%
CIGNA Corp.	5,732	$ 244,814

Household Appliances - 0.73%
Whirlpool Corp.	1,799	130,931

Industrial Instruments For Measurement, Display & Control - 3.10%
Danaher Corp.	3,511	273,928
Roper Industries, Inc.	4,546	282,398
		556,326

Insurance Agents, Brokers & Service - 1.40%
Hartford Financial Services Group, Inc.	3,528	251,441

Investment Advice - 0.86%
Franklin Resources, Inc.	1,623	154,428

Life Insurance - 0.89%
Prudential Financial, Inc.	2,110	159,748

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.42%
MDU Resources Group, Inc.	8,794	253,883

National Commercial Banks - 3.97%
Bank of America Corp.	7,646	287,031
Citigroup, Inc.	10,528	266,043
Regions Financial Corp.	7,230	158,482
		711,556

Personal Credit Institutions - 0.22%
The First Marblehead Corp.	10,615	39,275

Petroleum Refining - 3.75%
ConocoPhillips	3,591	309,365
Tesoro Corp.	6,465	162,530
Valero Energy Corp.	4,082	199,406
		671,301

Pharmaceutical Preparations - 7.42%
Forest Laboratories, Inc. (a)	6,708	232,835
GlaxoSmithKline plc (b)	6,900	304,359
Johnson & Johnson	4,573	306,803
Sanofi-Aventis S.A. (b)	4,900	189,042
Watson Pharmaceuticals, Inc. (a)	9,594	297,798
		1,330,837

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2008

Common Stocks - 98.59% - continued	Shares	Value

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.36%
The Dow Chemical Co.	6,080	$ 244,112

Public Building & Related Furniture - 0.97%
Johnson Controls, Inc.	4,935	174,008

Radio & TV Broadcasting & Communications Equipment - 1.54%
L-3 Communications Holdings, Inc.	2,474	275,727

Radiotelephone Communications - 1.38%
NII Holdings, Inc. (a)	5,410	247,453

Railroads, Line-Haul Operating - 2.26%
Burlington Northern Santa Fe Corp.	2,188	224,379
Norfolk Southern Corp.	3,025	180,230
		404,609

Retail - Auto & Home Supply Stores - 1.40%
AutoZone, Inc. (a)	2,078	250,918

Retail - Department Stores - 1.38%
Kohl's Corp. (a)	5,051	246,741

Retail - Drug Stores & Proprietary Stores - 1.26%
Walgreen Co.	6,495	226,351

Retail - Grocery Stores - 1.37%
The Kroger Co.	9,005	245,386

Retail - Lumber & Other Building Materials Dealers - 1.35%
Home Depot, Inc.	8,373	241,142

Retail - Variety Stores - 4.13%
Costco Wholesale Corp.	3,589	255,716
Target Corp.	4,394	233,453
Wal-Mart Stores, Inc.	4,320	250,474
		739,643

Rubber & Plastics Footwear - 2.00%
NIKE, Inc. - Class B	5,377	359,184

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.39%
Northrop Grumman Corp.	3,392	249,549

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2008

Common Stocks - 98.59% - continued	Shares	Value

Security Brokers, Dealers & Flotation Companies - 2.73%
Lehman Brothers Holdings, Inc.	4,807	$ 212,662
The Goldman Sachs Group, Inc.	1,442	275,956
		488,618

Semiconductors & Related Devices - 2.96%
Nvidia Corp. (a)	12,840	263,862
Texas Instruments, Inc.	9,145	266,668
		530,530

Services - Business Services - 1.27%
Accenture, Ltd. - Class A	6,077	228,191

Services - Computer Processing & Data Preparation - 1.38%
Fiserv, Inc. (a)	4,883	246,836

Services - Medical Laboratories - 1.78%
Laboratory Corporation of America Holdings (a)	4,208	318,209

Services - Prepackaged Software - 3.01%
Microsoft Corp.	8,200	233,864
Oracle Corp. (a)	14,665	305,765
		539,629

Services - Racing, Including Track Operation - 1.26%
International Speedway Corp. - Class A	5,336	226,353

Ship & Boat Building & Repairing - 1.52%
General Dynamics Corp.	3,004	271,622

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.82%
Proctor & Gamble Co.	4,863	326,064

Special Industry Machinery - 1.06%
Novellus Systems, Inc. (a)	8,693	190,029

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.62%
Nucor Corp.	3,849	290,600

Wholesale - Computers & Peripheral Equipment & Software - 1.30%
Ingram Micro, Inc. - Class A (a)	13,713	233,258

Wholesale - Industrial Machinery & Equipment - 1.29%
Airgas, Inc.	4,821	232,035

TOTAL COMMON STOCKS (Cost $19,055,968)		17,671,312

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments - continued
April 30, 2008

	Shares	Value
Exchange-Traded Funds - 1.08%
SPDR Trust-Series 1	1,400	$ 193,760

TOTAL EXCHANGE-TRADED FUNDS (Cost $185,456)		193,760

Money Market Securities - 0.35%
Huntington Money Market Fund - Investment Shares, 1.38% (c)	62,078	62,078

TOTAL MONEY MARKET SECURITIES (Cost $62,078)		62,078

TOTAL INVESTMENTS (Cost $19,303,502) - 100.02%		$ 17,927,150

Liabilities in excess of other assets - (0.02)%		(2,840)

TOTAL NET ASSETS - 100.00%		$ 17,924,310

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the rate shown represents the yield at April 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund Statement of Assets and Liabilities April 30, 2008

Assets
Investments in securities, at market value (cost $19,303,502)	$ 17,927,150
Receivable for investments sold	127,952
Receivable for fund shares sold	13,855
Dividends receivable	13,687
Interest receivable	114
Prepaid expenses	11,504
Total assets	18,094,262

Liabilities
Payable for investments purchased	129,452
Payable to Adviser (a)	855
Payable to trustees and officers	1,850
Payable to administrator, fund accountant, and transfer agent	14,298
Payable to custodian	2,764
Other accrued expenses	20,733
Total liabilities	169,952

Net Assets	$ 17,924,310

Net Assets consist of:
Paid in capital	$ 19,296,098
Accumulated undistributed net realized gain from investment transactions	4,564
Net unrealized depreciation on investments	(1,376,352)

Net Assets	$ 17,924,310

Shares outstanding (unlimited number of shares authorized)	1,740,382

Net Asset Value and offering price per share	$ 10.30

Redemption price per share* ($10.30 * 98%)	$ 10.09

* The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Statement of Operations
For the fiscal year ended April 30, 2008

Investment Income
Dividend income	$ 190,904
Interest income	9,648
Total Investment Income	200,552

Expenses
Investment Adviser fee (a)	150,401
Transfer agent expenses	33,314
Administration expenses	32,000
Custodian expenses	20,516
Fund accounting expenses	19,833
Auditing expenses	14,550
Registration expenses	14,274
Legal expenses	13,481
Printing expenses	12,745
Pricing expenses	5,522
CCO expenses	5,433
Trustee expenses	5,097
Insurance expenses	1,036
Miscellaneous expenses	721
24f-2 expenses	250
Total Expenses	329,173
Less: Fees waived and reimbursed by Adviser (a)	(102,302)
Net operating expenses	226,871
Net Investment (Loss)	(26,319)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	23,968
Change in unrealized appreciation (depreciation) on investment securities	(1,569,661)
Net realized and unrealized gain (loss) on investment securities	(1,545,693)
Net decrease in net assets resulting from operations	$ (1,572,012)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Statements of Changes In Net Assets

	Year ended	Period ended
	April 30, 2008	April 30, 2007(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment (loss)	$ (26,319)	$ (1,800)
Net realized gain on investment securities	23,968	22,461
Change in unrealized appreciation (depreciation) on investment securities	(1,569,661)	193,309
Net increase (decrease) in net assets resulting from operations	(1,572,012)	213,970

Distributions
From net investment income	-	(131)
From net realized gains	(21,459)	-
Total distributions	(21,459)	(131)

Capital Share Transactions
Proceeds from Fund shares sold	16,865,721	4,906,690
Reinvestment of distributions	21,453	131
Amount paid for shares repurchased	(2,483,531)	(6,522)

Net increase in net assets resulting from capital share transactions	14,403,643	4,900,299

Total Increase in Net Assets	12,810,172	5,114,138

Net Assets
Beginning of year	5,114,138	-

End of year	$ 17,924,310	$ 5,114,138

Accumulated net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	1,529,252	452,420
Shares issued in reinvestment of distributions	2,026	12
Shares repurchased	(242,733)	(595)

Net increase from capital share transactions	1,288,545	451,837

(a) For the period June 2, 2006 (commencement of Fund operations) through April 30, 2007.

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Financial Highlights
(For a share outstanding during the periods)

	Year ended		Period ended
	April 30, 2008		April 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.32		$ 10.00

Income from investment operations:
Net investment income (loss)	(0.02)		-	(b)
Net realized and unrealized gain (loss) on investments	(0.99)		1.32
Total from investment operations	(1.01)		1.32

Less Distributions to shareholders:
From net investment income	-		-	(c)
From net realized gains	(0.01)		-
Total distributions	(0.01)		-

Paid in capital from redemption fees	-	(d)	-	(d)

Net asset value, end of period	$ 10.30		$ 11.32

Total Return (e)	-8.89%		13.21%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 17,924		$ 5,114
Ratio of expenses to average net assets	1.50%		1.50%	(g)
Ratio of expenses to average net assets
before waiver and reimbursement	2.18%		12.78%	(g)
Ratio of net investment loss to
average net assets	(0.17)%		(0.16)%	(g)
Ratio of net investment loss to
average net assets before waiver and reimbursement	(0.85)%		(11.44)%	(g)
Portfolio turnover rate	82.67%		122.43%

(a) For the period June 2, 2006 (commencement of Fund operations) through April 30, 2007.
(b) Net investment loss amounted to less than $0.005 per share.
(c) Net investment income distributed amounted to less than $0.005 per share.
(d) Redemption fees resulted in less that $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund

Notes to the Financial Statements

April 30, 2008

NOTE 1. ORGANIZATION

Toreador Large Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on June 2, 2006. The Fund’s investment objective is long-term capital appreciation. The Fund’s investment adviser is Toreador Research & Trading LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Adviser believes such prices are accurate and reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Toreador Large Cap Fund

Notes to the Financial Statements

April 30, 2008 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Effective May 1, 2007, the Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the fiscal year ended April 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by the U.S. Federal tax authorities for the 2006 and 2007 tax years.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of April 30, 2008, net investment loss of $26,319 was reclassified to paid in capital and accumulated undistributed realized gain in the amount of $7,920 and $18,399, respectively.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statements of changes in net assets for a fiscal period.

Toreador Large Cap Fund

Notes to the Financial Statements

April 30, 2008 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended April 30, 2008, the Adviser earned fees, before the waiver described below, of $150,401 from the Fund.

The Adviser has contractually agreed through April 30, 2008 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees & commissions, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, any 12b-1 fees and any indirect expenses (such as expenses incurred by other investment companies in which the fund invests), at 1.50% of average daily net assets. The contractual waiver has been extended through August 31, 2009. For the fiscal year ended April 30, 2008, the Adviser waived management fees and reimbursed Fund expenses totaling $102,302. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2008, are as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended April 30, 2008, Unified earned fees of $32,000 for administrative services provided to the Fund. As of April 30, 2008, the Fund owed Unified $5,500 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”), and the parent company of the principal distributor of the Fund. A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended April 30, 2008, Huntington National Bank earned fees of $20,516 for custody services provided to the Fund. As of April 30, 2008, the Fund owed the Custodian $2,764 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended April 30, 2008, Unified earned fees of $14,986 from the Fund for transfer agent services provided to the Fund and $18,328 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended April 30, 2008, Unified earned fees of $19,833 from the Fund for fund accounting services provided to the Fund. As of April 30, 2008, the Fund owed Unified $2,536 for transfer agent services, $2,929 in reimbursement of out-of-pocket expenses and $3,333 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended April 30, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of Huntington Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $9,648 was received from the Huntington Money Market Fund for the fiscal year ended April 30, 2008.

Toreador Large Cap Fund

Notes to the Financial Statements

April 30, 2008 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –continued

The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund is authorized to pay a fee of 0.25% to the Adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The Plan has not yet been activated, although it may be activated at any time in the future. Once the Plan is activated, the Fund will pay annual 12b-1 expenses of 0.25%.

NOTE 4. INVESTMENTS

For the fiscal year ended April 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of April 30, 2008 the net unrealized depreciation of investments for tax purposes was as follows:

At April 30, 2008, the aggregate cost of securities for federal income tax purposes was $19,308,055.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2008, Charles Schwab & Co., Inc. owned, for the benefit of its customers, 66.00% of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund. Paul Blinn, Dan Obrycki, and Rafael Resendes, controlling partners of the Adviser, own 3.03%, 1.28%, and 1.01%, respectively, of the outstanding shares of the Fund.

Toreador Large Cap Fund

Notes to the Financial Statements

April 30, 2008 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 17, 2007, the Fund paid a short-term capital gain distribution of $0.0139 per share to shareholders of record on December 14, 2007.

The tax characterization of distributions for the fiscal year ended April 30, 2008 and period ended April 30, 2007 are as follows:

As of April 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of April 30, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $4,553.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Toreador Large Cap Fund

(Unified Series Trust)

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Toreador Large Cap Fund (the “Fund”), a series of the Unified Series Trust,as of April 30, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Large Cap Fundas of April 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 18, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007.
Lynn E. Wood (Age - 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 34 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Approval – (unaudited)

The continuation of the Management Agreement (“Agreement”) of the Fund with the Adviser was recommended by the Adviser Contract Renewal Committee of the Board (“Committee”) at an in person meeting of the Board of Trustees (the “Board”) held on February 10 and 11, 2008.

The Chairman of the Board reported that on January 30, 2008, the Committee convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Agreement between the Trust, on behalf of the Fund, and the Adviser.

The Committee reported that a Board member had met in person with one of the portfolio managers at the offices of the Adviser on February 8, 2008 to discuss the Fund’s prior performance and the Adviser’s 15(c) responses. The Committee noted that no changes were being proposed to the Agreement. It then noted that the materials specifically provided to the Committee members included the following information: (i) executed copies of the Agreement and current expense cap side letter, (ii) a letter from the to the Adviser setting forth, and the Adviser’s response to, a detailed series of questions regarding, among other things, the Adviser’s services to the Fund, its profitability (if any) from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Adviser that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Adviser’s Form ADV, (v) the Adviser’s audited financial statements for the year ended December 31, 2006, (vi) reports provided regarding the Fund’s performance for the past 1-year and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursement by the Adviser) to its selected peer group – mutual funds with a Morningstar category of “Large Blend” and net assets of $14-$19 million. After discussing the materials, the Committee then had a discussion with the Adviser’s representatives regarding the materials.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation that the Board renew the Agreement. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements. As a result, the Committee noted as follows:

The Nature, Extent and Quality of Services – The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the level of Fund assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs. The Committee noted that the Adviser provides two portfolio managers to manage the Fund, as well as certain other administrative staff, including a chief compliance officer to oversee compliance matters. The Committee also noted that the portfolio managers dedicated a significant portion of their time to Fund matters. The Adviser reported that there had been no changes in the management team or other personnel that provided services to the Fund. Based on the responses from the Adviser and its discussion with the Adviser’s representatives at the meeting, the Committee determined that the Adviser’s resources appear adequate.

The Adviser also reported there had been no compliance issues, changes to its compliance program or SEC staff examination during the most-recently completed year. The CCO informed the Committee that he had conducted an on-site compliance visit in July 2007, and received great cooperation from everyone at the firm.

Fund Performance – The Committee discussed the Fund’s performance with Fund’s portfolio managers and reviewed other materials provided with respect to performance. It was reported that Fund returned 0.04% for the year ended 12/31/07, compared to 5.49% for the S&P 500 and 5.77% for the Russell 1000 Indexes; from commencement of operations (6/2/06) through April 30, 2007, Fund returned 13.21%. The Committee noted that Fund’s returns appeared to be average for its peer group. The portfolio manager informed the Committee that the Adviser continues to focus on long-term wealth management; in contrast, 2007 favored momentum-oriented managers. He further explained that the Fund did not own Apple or Google, which together accounted for 30% of the S&P’s return, because the Adviser believed these securities were unreasonably priced.

Fee Rates and Profitability – It was reported that, at 1.00%, the Fund’s management fee was consistent with the maximum in its peer group average. However, it also reported that, as a result of the Adviser’s agreement to cap the Fund’s expenses at 1.50%, subject to the typical exclusions, the Fund’s net expense ratio of 1.63% was slightly higher than the peer group’s average of 1.44% but significantly lower than the maximum of 3.89%. The Committee sought and received assurances from the Adviser that they would contractually agree to continue capping certain operating expenses of the Fund for an additional year. The Committee then reviewed the Adviser’s financial statements, and noted that the firm appeared to be financially sound. It requested an update on the financial condition since the date of the financial statements provided and was advised that the Adviser continues to be financially sound. The Adviser advised the Committee that they have yet to realize a profit from managing the Fund.

The Committee noted that the Adviser does not enter into soft dollar arrangements with respect to the Fund’s brokerage commissions. It also noted that the Fund has not yet activated its 12b-1 Distribution Plan and, therefore, that the Adviser has not received any 12b-1 fees from the Fund.

Economies of Scale – In determining the reasonableness of the Advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the Advisory fees. The Committee noted that the Fund's assets are still growing, and it did not appear that the Adviser has begun to realize significant economies of scale from managing the Fund. Further, the Committee noted that the Adviser has agreed to continue its expense cap agreement with the Fund.

The Committee then asked the Adviser to discuss their ideas for growing the Fund’s assets. They informed the Committee that the firm has contacted the representatives of many registered investment advisers (“RIAs”) over the last year and many candidates are interested in investing in the Fund through Merrill Lynch and UBS platforms. He noted that most RIAs require prior track record prior to investing and, therefore, that he expects the Fund to attract more investments after it establishes a longer track record. He also noted the Adviser is contemplating offering a new small or mid cap fund and potentially an international fund in the future.

The Committee reviewed the foregoing with the Board, indicated that its members had determined that the Fund’s Advisory fees (after waiver and reimbursement by the Fund’s Adviser) were reasonable, and its members unanimously recommended that the Board approve the Fund’s Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that the Agreement was reasonable. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Adviser is in the best interests of the Fund and its shareholders and voted to continue the Agreement for an additional one year term.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available, without charge, upon request by calling 1-800-343-5902 or on the SEC’s website at http://www.sec.gov.

TRUSTEES

Stephen A. Little

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice President

William J. Murphy, Interim Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

UNDERWRITER & DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202 CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Toreador Large Cap Fund

FY 2008	$ 13,500
FY 2007	$ 12,500

(b)	Audit-Related Fees

Toreador Large Cap Fund	Registrant	Adviser
FY 2008	$ 0	$ 0
FY 2007	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

Toreador Large Cap Fund

FY 2008	$ 1,950
FY 2007	$ 1,950

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Toreador Large Cap Fund
Registrant	Adviser
FY 2008	$ 0	$ 0
FY 2007	$ 0	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$0
FY 2007	$ 0	$0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of May 5, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date:	7/8/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date:	7/8/2008

By	/s/ William J. Murphy
William J. Murphy, Interim Treasurer

Date:	7/8/2008